UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30,

Date of reporting period: November 30, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report
OAK RIDGE SMALL CAP GROWTH FUND

OAK RIDGE LARGE CAP GROWTH FUND

November 30, 2014

    Oak Ridge Investments  |  www.oakridgefunds.com

Oak Ridge Small Cap Growth Fund
Oak Ridge Large Cap Growth Fund
Each a series of Investment Managers Series Trust

Table of Contents

Oak Ridge Small Cap Growth Fund
Shareholder letter	1
Fund Performance	4
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15

Oak Ridge Large Cap Growth Fund
Shareholder letter	19
Fund Performance	22
Schedule of Investments	24
Statement of Assets and Liabilities	27
Statement of Operations	28
Statements of Changes in Net Assets	29
Financial Highlights	31

Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	45
Supplemental Information	46
Expense Examples	51

This report and the financial statements contained herein are provided for the general information of the shareholders of the Oak Ridge Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.oakridgefunds.com

Discussion of Fund Performance

A letter from David Klaskin, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments and lead portfolio manager of Oak Ridge Small Cap Growth Fund.

Fellow Shareholders,

Although the past 12 months proved to be a challenging time for small cap stocks, we are pleased to report that Oak Ridge Small Cap Growth Fund returned 5.68%, for Class A shares at NAV, and outpaced the 4.66% return of its benchmark, the Russell 2000 Growth Index, as well as the 3.00% average return of the 734 funds in its Morningstar peer group, Small Growth Funds.

Navigating a challenging environment

The modest gain for the benchmark obscures the high level of volatility that occurred during the second half of the period, as well as the fact that small cap stocks finished well behind the return of their large cap counterparts. This underperformance occurred despite an environment of positive economic growth and strength in the U.S. dollar, two trends that typically work in small caps’ favor.

The primary reason for this disconnect was the fact that small caps’ strong showing of the past several years caused their valuations to climb above the historic average. As a result, the asset class suffered disproportionately once broader factors such as geopolitical tensions and slowing global growth began to weigh on investor sentiment during the late summer and early autumn.

Fortunately, we were able to navigate the potentially challenging environment by virtue of our strong individual stock selection and emphasis on higher-quality small cap companies with robust fundamentals. Very broadly speaking, such companies were relatively insulated from concerns about the slowing global economy due to their strong organic growth. Further, our emphasis on companies with tangible earnings – and corresponding avoidance of high-flying, richly valued companies with no earnings – helped dampen the impact of broader valuation concerns late in the period.

Merger-and-acquisition activity boosts performance

The Fund’s performance was boosted by having five portfolio holdings bought out during the course of the year. In the technology sector, Hittite Microwave was purchased by Analog Systems, and Sapient Corp. was bid for by the French advertising group Publicis Groupe. In healthcare, our position in Questcor Pharmaceuticals was purchased by the Irish company Mallinckrodt PLC in April. The Fund received Mallinckrodt shares after the deal closed, and we elected to hold on to the position on the belief that the synergies and tax benefits of the deal would prove accretive to the combined company’s earnings. This indeed proved to be the case, and Mallinckrodt shares produced a robust gain for the Fund during the second half of the period. Also in healthcare, our position in the biotech company InterMune was purchased by the Swiss pharmaceutical giant Roche. In addition, the Fund benefited from General Mills’ takeover of the natural-foods producer Annie’s.

It’s important to note that we won’t invest in a company solely on the belief that it will be taken over. However, the types of companies we own in the Fund often have characteristics that are also attractive to larger companies that need to “buy growth” through acquisitions in order to maintain rising earnings.

Key contributors to performance

Our stock selection process delivered the best results in the healthcare, consumer discretionary, and technology sectors.

Our strong showing in healthcare is particularly gratifying given that many of the top-performing healthcare stocks in the benchmark were richly valued companies with no earnings – in other words, the type of companies that have a low representation in the portfolio. When we do hold a healthcare stock with no earnings, the company typically is on the verge of bringing a new, potentially profitable product to the market. Nevertheless, we were able to overcome this potential headwind and still outperform the broader sector on the strength of our individual stock selection. In addition to owning Questcor and InterMune, we generated a strong gain from our position in the diagnostic and pharmaceutical company Akorn. The stock rose sharply due to strong execution and meaningful upward earnings revisions, and it made a substantial contribution to performance given that it is the Fund’s top individual holding. We also benefited from the robust gain of our position in The Spectranetics Corporation, a medical device company that had two of its products approved by the Food and Drug Administration.

We were able to navigate the potentially challenging environment by virtue of our strong individual stock selection and emphasis on higher-quality small cap companies with robust fundamentals.

In the consumer discretionary sector, we generated a solid, positive return at a time in which the broader sector finished with a slight loss. Group 1 Automotive, an auto retailer, was one of our top contributors in this segment. The company overcame the weaker performance of its operations in Brazil to post a gain on the strength of its used vehicle and parts-and-services businesses. Annie’s, Deckers Outdoor Corp., and Texas Roadhouse also were among our leading contributors in the consumer discretionary sector. Our approach within this group was to focus on companies whose businesses have a domestic emphasis, which worked well at a time of above-average U.S. growth and strength in the U.S. dollar.

Our stock selection also added quite a bit of value in technology. In addition to having two holdings taken over, we benefited from the strong gains of our position in the outsourcing-services provider EPAM Systems. The company’s operations are based in Eastern Europe, which caused it to sell off when the conflict between Russia and Ukraine began to make headlines. We used this as an opportunity to add to the position, as we understood that this development had a limited impact on EPAM’s core business. The stock subsequently rebounded once the conflict abated, adding to Fund performance. Our positions in data-security companies Fortinet, FireEye, and Proofpoint also posted gains amid the growing focus on this issue following breaches at high-profile companies such as Target and Home Depot.

Positioning in industrials and energy detracts

Industrials and energy were the only two sectors where our stock selection had an adverse impact on performance, but we retain a positive longer-term outlook on the companies we hold in the portfolio. The energy sector in general performed poorly due to the sharp drop in oil prices during the second half of the period, and small cap energy stocks were hit particularly hard. This worked against the various shale-drilling companies we hold in the portfolio, as the combination of lower prices, falling sales volumes, and collapsing profit margins led to sharp downturns in stocks such as Sanchez Energy, Halcon Resources, PDC Energy, and Gulfport Energy. We remain positive on the two- to three-year outlook for these companies, however, and we think their valuations have become very attractive in the wake of the recent sell-off.

The Fund’s performance in the industrials sector was also hurt by the downturn in energy prices, as it pressured the shares of companies whose products are used by the energy industry. MasTec Inc. and Colfax Corp. were two Fund holdings whose underperformance was partially the result of this trend. In addition, we experienced weakness in a number of our housing-sector plays that gave back ground after their strong performance of recent years. Among these were A.O. Smith, a maker of water heaters that was hurt by concerns about the outlook for its business in China; and Watsco, a distributor of air conditioning, heating, and refrigeration equipment. Beacon Roofing was also a notable detractor in this segment, but this stock represents an unusual story. Its business was hurt by a lack of hailstorms in the United States during the past year, a key consideration since hail damage is one of the main drivers of roofing demand. Believing the longer-term story remains intact, we elected to retain the position.

Our core philosophy is that investing in solid companies at attractive prices will ultimately deliver market-beating returns.

Positioning and outlook

Although risk factors began to play a larger role in market performance as the year progressed, we believe the key underpinnings for small cap stocks remain firmly in place. U.S. economic growth continues to improve, and the interest-rate outlook is likely to remain fairly benign well into 2015 given the low level of inflation. In addition, all signs are pointing to continued strength in the U.S. dollar – a trend that has traditionally worked to the advantage of small cap companies due to their greater domestic focus. Valuations for the broader small cap space remain above the historical averages, but they are attractive relative to large-caps given the stronger earnings growth of smaller companies. We believe the combination of low rates, fair valuations, and profit growth provides a positive backdrop for small cap companies and creates fertile ground for continued merger-and-acquisition activity in the asset class. We think the healthcare and technology sectors, in particular, are home to a wealth of companies with the characteristics we seek.

Overall, the Fund remains positioned in stocks that we believe are high-quality and growth-oriented. Our core philosophy is that investing in solid companies at attractive prices will ultimately deliver market-beating returns. This approach has delivered strong results throughout the Fund’s history, and we believe it remains the most effective strategy for generating long-term outperformance.

Thank you for your confidence in Oak Ridge Investments.

Sincerely,
David Klaskin
Lead Portfolio Manager

The views in this letter were as of December 12, 2014 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in small and mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. The fund is a newly organized series of an open-end investment company with a limited history of operations. Please see the prospectus for a more complete discussion of the fund's risks.

The Russell 2000 Growth Index measures the performance of small cap U.S. growth stocks.

Oak Ridge Small Cap Growth Fund
FUND PERFORMANCE at November 30, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund) with a similar investment in the Russell 2000 Growth Index and the Russell 2000 Index during the periods shown. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Growth Index measures the performance of U.S. small cap growth stocks. The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of November 30, 2014	1 Year	5 Years	10 Years	Since Inception*
Before deducting maximum sales charge
Class A¹	5.68%	17.38%	9.07%	10.85%
Class C²	4.90%	16.47%	8.19%	8.33%
Class K	6.19%	17.61%	9.17%	10.90%
Class Y	6.05%	17.78%	9.25%	10.94%
After deducting maximum sales charge
Class A¹	-0.39%	16.00%	8.43%	10.53%
Class C²	3.90%	16.47%	8.19%	8.33%
Russell 2000 Growth Index	4.66%	18.04%	8.61%	7.25%
Russell 2000 Index	3.99%	16.69%	7.78%	9.00%

*	Class A shares commenced operations on January 3, 1994, Class C shares commenced operations on March 1, 1997, Class K shares commenced operations on December 20, 2012, and Class Y shares commenced operations on December 29, 2009.
[1]	No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
[2]	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of purchase.

The Fund acquired the assets and liabilities of the Pioneer Oak Ridge Small Cap Growth Fund (the “Predecessor Fund”) on October 17, 2014. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the period prior to October 17, 2014, reflect the performance of the Predecessor Fund.

Oak Ridge Small Cap Growth Fund
FUND PERFORMANCE at November 30, 2014 (Unaudited)

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

The expense ratios for Class A shares was 1.38%, for Class C shares was 2.10%, for Class K shares was 0.89%, and for Class Y shares was 1.02%, which were the amounts stated in the current prospectus. The Fund’s Advisor’s contractual agreement to waive its fees and/or pay for operating expenses is in effect until October 17, 2016. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge Small Cap Growth Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2014

Number of Shares		Value

	COMMON STOCKS – 98.0%
	CONSUMER DISCRETIONARY – 11.0%
299,000	Deckers Outdoor Corp.*	$28,919,280
521,681	Group 1 Automotive, Inc.	46,695,667
659,926	LKQ Corp.*	19,170,850
605,695	Monro Muffler Brake, Inc.	33,186,029
1,290,300	Texas Roadhouse, Inc.	42,657,318
580,100	Vitamin Shoppe, Inc.*	27,763,586
1,563,880	Wolverine World Wide, Inc.	47,713,979
		246,106,709
	CONSUMER STAPLES – 2.3%
685,100	United Natural Foods, Inc.*	51,512,669

	ENERGY – 2.6%
437,699	Gulfport Energy Corp.*	20,891,373
2,000,000	Halcon Resources Corp.*	4,540,000
341,386	PDC Energy, Inc.*	10,074,301
1,425,000	Penn Virginia Corp.*	7,310,250
1,350,200	Sanchez Energy Corp.*	15,243,758
		58,059,682
	FINANCIALS – 9.4%
1,336,858	BankUnited, Inc.	40,373,112
1,074,697	PRA Group, Inc.*	62,891,268
760,280	Stifel Financial Corp.*	36,896,388
624,810	WEX, Inc.*	70,653,515
		210,814,283
	HEALTH CARE – 25.2%
825,625	Acadia Healthcare Co., Inc.*	51,197,006
412,199	Acceleron Pharma, Inc.*	15,968,589
2,626,340	Akorn, Inc.*	105,237,444
527,000	Align Technology, Inc.*	29,986,300
1,370,000	BioDelivery Sciences International, Inc.*	21,029,500
1,732,639	Globus Medical, Inc. - Class A*	39,920,002
2,094,900	Keryx Biopharmaceuticals, Inc.*	33,308,910
768,459	Mallinckrodt PLC*1	70,867,289
342,835	MWI Veterinary Supply, Inc.*	56,026,096
1,567,409	Omnicell, Inc.*	50,470,570
441,700	Sirona Dental Systems, Inc.*	38,158,463
1,584,076	Spectranetics Corp.*	52,005,215
		564,175,384
	INDUSTRIALS – 22.9%
1,007,732	A.O. Smith Corp.	54,346,987
938,800	Actuant Corp. - Class A	27,563,168

Oak Ridge Small Cap Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
872,930	Altra Industrial Motion Corp.	$26,737,846
1,118,500	Beacon Roofing Supply, Inc.*	30,288,980
401,738	CLARCOR, Inc.	26,470,517
852,400	Colfax Corp.*	43,924,172
1,817,593	KEYW Holding Corp.*	19,648,180
993,165	MasTec, Inc.*	23,935,276
742,812	Middleby Corp.*	71,042,540
127,000	Power Solutions International, Inc.*	8,337,550
1,167,500	Roadrunner Transportation Systems, Inc.*	26,280,425
515,600	TriMas Corp.*	16,050,628
867,000	WageWorks, Inc.*	50,650,140
778,495	Waste Connections, Inc.	36,752,749
493,600	Watsco, Inc.	50,100,400
		512,129,558
	TECHNOLOGY – 24.6%
224,321	ANSYS, Inc.*	18,735,290
1,087,667	Cardtronics, Inc.*	42,593,040
1,992,200	Dice Holdings, Inc.*	21,655,214
552,340	Ellie Mae, Inc.*	22,347,676
1,337,305	EPAM Systems, Inc.*	68,242,674
1,100,000	FireEye, Inc.*	33,319,000
1,664,578	Fortinet, Inc.*	45,875,770
1,835,000	InvenSense, Inc.*	26,589,150
625,000	MAXIMUS, Inc.	32,743,750
860,826	Proofpoint, Inc.*	37,377,065
1,315,700	Sapient Corp.*	32,497,790
1,747,885	Seachange International, Inc.*2	11,728,308
804,000	Silicon Laboratories, Inc.*	36,461,400
612,100	Solera Holdings, Inc.	32,239,307
1,161,097	Synchronoss Technologies, Inc.*	49,729,785
979,075	Virtusa Corp.*	39,231,535
		551,366,754
	TOTAL COMMON STOCKS (Cost $1,486,251,994)	2,194,165,039

	SHORT-TERM INVESTMENTS – 2.3%
52,115,427	Fidelity Institutional Government Portfolio, 0.01%[3]	52,115,427

	TOTAL SHORT-TERM INVESTMENTS (Cost $52,115,427)	52,115,427

	TOTAL INVESTMENTS – 100.3% (Cost $1,538,367,421)	2,246,280,466
	Liabilities in Excess of Other Assets – (0.3)%	(7,817,565)

	TOTAL NET ASSETS – 100.0%	$2,238,462,901

Oak Ridge Small Cap Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2014

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	Affiliated company.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
SUMMARY OF INVESTMENTS
As of November 30, 2014

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Health Care	25.2%
Technology	24.6%
Industrials	22.9%
Consumer Discretionary	11.0%
Financials	9.4%
Energy	2.6%
Consumer Staples	2.3%
Total Common Stocks	98.0%
Short-Term Investments	2.3%
Total Investments	100.3%
Liabilities in Excess of Other Assets	(0.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2014

Assets:
Investments, at value (cost $1,518,672,755)	$2,234,552,158
Investments in affiliated issuers, at value (cost $19,694,666)	11,728,308
Total Investments, at value (cost $1,538,367,421)	2,246,280,466

Receivables:
Investment securities sold	1,372,723
Fund shares sold	7,082,699
Dividends and interest	219,283
Due from Custodian	5,530
Prepaid expenses	108,145
Prepaid offering costs	18,814
Total assets	2,255,087,660

Liabilities:
Payables:
Investment securities purchased	5,996,606
Fund shares redeemed	7,835,857
Advisory fees	1,509,773
Distribution fees (Note 7)	174,562
Transfer agent fees and expenses	803,758
Administration fees	84,322
Fund accounting fees	25,201
Auditing fees	24,545
Custody fees	9,394
Trustees' fees and expenses	6,539
Chief Compliance Officer fees	497
Accrued other expenses	153,705
Total liabilities	16,624,759

Net Assets	$2,238,462,901

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,403,307,571
Accumulated net realized gain on investments	127,242,285
Net unrealized appreciation on investments	707,913,045
Net Assets	$2,238,462,901

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
STATEMENT OF ASSETS AND LIABILITIES - Continued
As of November 30, 2014

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$467,896,959
Shares of beneficial interest issued and outstanding	11,430,124
Redemption price*	$40.94
Maximum sales charge (5.75% of offering price)**	2.50
Maximum offering price to public	$43.44

Class C Shares:
Net assets applicable to shares outstanding	$92,622,241
Shares of beneficial interest issued and outstanding	2,723,408
Redemption price***	$34.01

Class K Shares:
Net assets applicable to shares outstanding	$86,264,862
Shares of beneficial interest issued and outstanding	2,086,313
Redemption price	$41.35

Class Y Shares:
Net assets applicable to shares outstanding	$1,591,678,839
Shares of beneficial interest issued and outstanding	38,174,910
Redemption price	$41.69

*	No sales charge applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
**	On sales of $50,000 or more, the sales charge will be reduced.
***	A Contingent Deferred Sales Charge ("CDSC") of 1% will be charged on share purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2014

Investment Income:
Dividends	$7,398,693
Interest	29,874
Total investment income	7,428,567

Expenses:
Advisory fees	17,635,526
Transfer agent fees and expenses	3,320,183
Distribution fees (Note 7)	2,406,829
Administration fees	688,523
Registration fees	115,451
Trustees' fees and expenses	78,844
Legal fees	72,969
Shareholder reporting fees	60,795
Miscellaneous	35,259
Auditing fees	29,508
Custody fees	28,298
Interest expense	25,498
Fund accounting fees	25,200
Insurance fees	13,997
Offering costs	2,560
Chief Compliance Officer fees	497

Total expenses	24,539,937
Advisory fees waived	(17,361)
Net expenses	24,522,576
Net investment loss	(17,094,009)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	145,255,548
Net change in unrealized appreciation/depreciation on investments	(2,052,651)
Net realized and unrealized gain on investments	143,202,897

Net Increase in Net Assets from Operations	$126,108,888

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended		For the Year Ended
	November 30, 2014		November 30, 2013

Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(17,094,009)		$(13,056,428)
Net realized gain on investments	145,255,548		110,738,858
Net change in unrealized appreciation/depreciation on investments	(2,052,651)		450,844,045
Net increase in net assets resulting from operations	126,108,888		548,526,475

Distributions to Shareholders:
From net realized gain:
Class A	-		(28,730,134)
Class B	-		(232,337)
Class C	-		(5,892,822)
Class K	-		(508,454)
Class R	-		(63,054)
Class Y	-		(60,757,525)
Total distributions to shareholders	-		(96,184,326)

Capital Transactions:
Net proceeds from shares sold:
Class A	124,418,443	[1]	186,976,950
Class B	58,654	[1]	646,567
Class C	14,505,920	[1]	19,869,351
Class K	97,245,575	[1]	10,971,409
Class R	3,057,401	[1]	1,233,078
Class Y	492,468,016	[1]	418,266,698
Reinvestment of distributions:
Class A	-		26,280,809
Class B	-		227,009
Class C	-		4,604,436
Class K	-		495,564
Class R	-		53,948
Class Y	-		55,599,579
Cost of shares redeemed:
Class A	(285,638,946)	[1]	(166,939,453)
Class B	(1,708,154)	[1]	(3,197,957)
Class C	(29,722,048)	[1]	(15,923,486)
Class K	(27,470,049)	[1]	(2,012,502)
Class R	(867,789)	[1]	(295,542)
Class Y	(278,828,581)	[1]	(327,881,664)
Net increase in net assets from capital transactions	107,518,442		208,974,794

Total increase in net assets	233,627,330		661,316,943

Net Assets:
Beginning of period	2,004,835,571		1,343,518,628
End of period	$2,238,462,901		$2,004,835,571

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS - Continued

Capital Share Transactions:
Shares sold:
Class A	3,373,878	[1]	5,335,020
Class B	1,720	[1]	20,194
Class C	450,512	[1]	674,487
Class K	2,515,644	[1]	317,011
Class R	79,867	[1]	34,065
Class Y	12,541,889	[1]	11,870,122
Shares reinvested:
Class A	-		685,476
Class B	-		6,571
Class C	-		143,531
Class K	-		12,862
Class R	-		1,412
Class Y	-		1,429,295
Shares redeemed:
Class A	(7,409,149)	[1]	(4,811,969)
Class B	(127,713)	[1]	(106,120)
Class C	(929,698)	[1]	(548,287)
Class K	(703,499)	[1]	(55,705)
Class R	(115,261)	[1]	(8,182)
Class Y	(7,063,165)	[1]	(9,017,245)
Net increase in capital share transactions	2,615,025		5,982,538

[1]	With the Plan of Reorganization with respect to Pioneer Oak Ridge Small Cap Growth Fund, Class A, B and R shareholders received Class A shares of the Acquiring Fund, Class C, Class K and Class Y shareholders received Class C, Class K and Class Y shares of the Acquring Fund, respectively, effective as of the close of business on October 17, 2014. See Note 3 in the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class A*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended		For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	November 30, 2014**		November 30, 2013	November 30, 2012	November 30, 2011	November 30, 2010
Net asset value, beginning of period	$38.74		$29.43	$28.42	$26.84	$20.96
Income from Investment Operations:
Net investment loss	(0.40)	[1]	(0.32)	(0.27)	(0.28)	(0.22)
Net realized and unrealized gain on investments	2.60		11.58	2.18	3.30	6.10
Total from investment operations	2.20		11.26	1.91	3.02	5.88

Less Distributions:
From net realized gain	-		(1.95)	(0.90)	(1.44)	-

Net asset value, end of period	$40.94		$38.74	$29.43	$28.42	$26.84

Total return[2]	5.68%		38.32%	6.76%	11.51%	28.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$467,897		$599,193	$419,590	$523,611	$493,766

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.39%		1.40%	1.51%	1.51%	1.56%
After fees waived and expenses absorbed	1.38%		1.40%	1.40%	1.40%	1.28%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(1.04)%		(0.99)%	(0.98)%	(1.11)%	(1.21)%
After fees waived and expenses absorbed	(1.03)%		(0.99)%	(0.88)%	(1.00)%	(0.92)%

Portfolio turnover rate	23%		24%	23%	26%	27%

*	Financial information from December 1, 2009 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.
**	In connection with the reorganization of the Pioneer Oak Ridge Small Cap Growth Fund into Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014, Class B and Class R per share amounts are included with Class A per share amounts to properly reflect the historic performance of the fund. See Note 3 in the accompanying Notes to Financial Statements.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $500,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class C*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended		For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	November 30, 2014		November 30, 2013	November 30, 2012	November 30, 2011	November 30, 2010
Net asset value, beginning of period	$32.42		$25.04	$24.48	$23.50	$18.52
Income from Investment Operations:
Net investment loss	(0.56)	[1]	(0.46)	(0.36)	(0.42)	(0.38)
Net realized and unrealized gain on investments	2.15		9.79	1.82	2.84	5.36
Total from investment operations	1.59		9.33	1.46	2.42	4.98

Less Distributions:
From net realized gain	-		(1.95)	(0.90)	(1.44)	-

Net asset value, end of period	$34.01		$32.42	$25.04	$24.48	$23.50

Total return[2]	4.90%		37.33%	6.01%	10.59%	26.89%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$92,622		$103,819	$73,426	$60,111	$47,291

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	2.08%		2.12%	2.17%	2.20%	2.29%
After fees waived and expenses absorbed	2.08%		2.12%	2.17%	2.20%	2.18%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(1.74)%		(1.71)%	(1.63)%	(1.81)%	(1.93)%
After fees waived and expenses absorbed	(1.74)%		(1.71)%	(1.63)%	(1.81)%	(1.82)%

Portfolio turnover rate	23%		24%	23%	26%	27%

*	Financial information from December 1, 2009 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class K*

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended November 30, 2014		For the Period December 20, 2012** through November 30, 2013
Net asset value, beginning of period	$38.94		$29.77
Income from Investment Operations:
Net investment loss	(0.21)	[1]	(0.09)	[2]
Net realized and unrealized gain on investments	2.62		11.21
Total from investment operations	2.41		11.12

Less Distributions:
From net realized gain	-		(1.95)

Net asset value, end of period	$41.35		$38.94

Total return[3]	6.19%		37.14%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$86,265		$10,677

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	0.88%		0.89%	[5]
After fees waived and expenses absorbed	0.88%		0.89%	[5]
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(0.54)%		(0.54)%	[5]
After fees waived and expenses absorbed	(0.54)%		(0.54)%	[5]

Portfolio turnover rate	23%		24%	[4]

*	Financial information from December 20, 2012 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.
**	Class K shares were first publicly offered on December 20, 2012.
[1]	Based on average shares outstanding for the period.
[2]	The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class Y*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2014		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011	For the Period December 29, 2009** through November 30, 2010
Net asset value, beginning of period	$39.31		$29.73	$28.59	$26.91	$22.77
Income from Investment Operations:
Net investment loss	(0.26)	[1]	(0.20)	(0.11)	(0.17)	(0.07)
Net realized and unrealized gain on investments	2.64		11.73	2.15	3.29	4.21
Total from investment operations	2.38		11.53	2.04	3.12	4.14

Less Distributions:
From net realized gain	-		(1.95)	(0.90)	(1.44)	-

Net asset value, end of period	$41.69		$39.31	$29.73	$28.59	$26.91

Total return[2]	6.05%		38.84%	7.17%	11.86%	18.18%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,591,679		$1,285,381	$844,740	$460,667	$195,799

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.00%		1.02%	1.03%	1.10%	1.03%	[4]
After fees waived and expenses absorbed	1.00%		1.02%	1.03%	1.10%	1.03%	[4]
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(0.65)%		(0.61)%	(0.47)%	(0.71)%	(0.66)%	[4]
After fees waived and expenses absorbed	(0.65)%		(0.61)%	(0.47)%	(0.71)%	(0.66)%	[4]

Portfolio turnover rate	23%		24%	23%	26%	27%	[3]

*	Financial information from December 29, 2009 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.
**	Class Y shares were first publicly offered on December 29, 2009.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Discussion of Fund Performance

A letter from David Klaskin, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments and lead portfolio manager of Oak Ridge Large Cap Growth Fund.

Fellow Shareholders,

Domestic, large cap growth stocks performed very well during the 12-month period ended November 30, 2014, and Oak Ridge Large Cap Growth Fund participated in the rally with a return of 12.36% for Class A shares at NAV. However, the Fund underperformed the 17.50% return of its benchmark, the Russell 1000 Growth Index.

An ideal backdrop for large cap growth

The hearty return of the benchmark index reflects a very favorable confluence of events for large cap growth stocks. The United States economy continued to show signs of gradually accelerating growth in the past year, which stood in stark contrast to the weaker growth of the world’s other developed economies. The U.S. stock market therefore represented a “safe haven” of sorts for global investors, and the resulting asset flows naturally benefited the largest, most liquid stocks in the market. Growth stocks modestly outperformed their value counterparts, as investors sought to counter the low-growth environment by investing in companies with the strongest earnings.

Unfortunately, this “rising tide” of positive performance didn’t lift all boats. The best performance was concentrated in a handful of mega-cap stocks, which led to a difficult period for active managers – ourselves included. While we are disappointed by the Fund’s underperformance, we also believe it’s necessary to point out that we don’t change our approach in response to short-term market trends. Our process seeks to identify quality growth companies with reasonable valuations, accomplished management teams, and mature markets with high barriers to entry. Accordingly, we don’t try to “chase” performance by taking on undue risk, sacrificing diversification, or overlooking the need for downside protection. This approach won’t always lead to outperformance in any given calendar year, but it has worked well over the long-term – as evidenced by the fact that the Fund has outpaced its benchmark since we commenced operations in 1999.

Apple leads the roster of top contributors

As the Fund’s robust absolute return would indicate, we had more than our share of winners during the past 12 months. The largest contributor to performance was our substantial overweight position in Apple. The Fund held a weighting of 6.9% in the stock at the close of the period, above its 6.6% weighting in the benchmark. Given that Apple returned more than 50% during the reporting period, this aspect of our positioning had a very positive impact on the Fund’s return. Our basis for holding this overweight position was our belief that investors were too negative on the company’s outlook coming into this year, making the stock deeply undervalued in relation to its growth prospects. This valuation discount indeed narrowed during the period, propelling Apple shares to substantial outperformance. We don’t see as much upside in the stock now as we did one year ago given its large market capitalization, but we are maintaining the position on the belief that it can most likely continue to deliver market-beating performance.

Our process seeks to identify quality growth companies with reasonable valuations, accomplished management teams, and mature markets with high barriers to entry.

The healthcare sector was also home to a number of winners for the Fund. Our positions in the biotechnology stocks Celgene and Gilead Sciences led the way, with Celgene making the largest contribution due to its large weighting in the Fund. At the close of the period, Celgene was our second-largest holding with a weighting of 3.6%. Outside of biotechnology, our positions in healthcare IT services provider Cerner Corp. and the drug distributor Cardinal Health also made robust contributions to performance. Notably, these winners helped the Fund keep pace with the broader strength in the healthcare sector despite our lack of a position in certain biotechnology stocks that outperformed due to activist shareholders or high investor speculation. We remain enthusiastic on the prospects of the individual healthcare stocks we hold in the Fund, believing that their strong fundamentals may translate into long-term outperformance.

The hotel operator Marriott International was the leading percentage gainer in the portfolio with a return of approximately 70%. The stock was boosted by its strong results, domestic focus, and relative attractiveness versus the weaker casino operators within the lodging and entertainment industry.

Causes of relative underperformance

Although Apple was a notable winner for the Fund, our overall relative performance in technology was pressured by our lack of a position in the mega-cap giants Microsoft and Intel during the first half of the period. We eventually added these stocks to the portfolio on the belief that their business prospects and valuations supported additional gains, and they indeed rallied after our purchases. However, our average underweight was a headwind given the substantial outperformance of the two stocks. Our return in the tech sector was also pressured by the below-average gains in Google and Qualcomm.

The story was similar within industrials, where stocks such as Danaher, Ametek, and Illinois Tool Works produced gains but, as a group, failed to keep pace with the broader sector. In addition, our position in the airplane-parts producer Precision Castparts – a long-term winner for the Fund – lost ground due to rising inventories and weaker profit margins. We reduced the position somewhat, but we continue to hold it in the portfolio. The Fund was also hurt by its position in Flowserve, a producer of pumps, seals, and other flow management equipment. As such, it counts companies in the energy sector among its primary customers – a distinct negative in recent months given the sharp downturn in the price of oil.

The financial sector was an additional area of weakness for the Fund, as our positions in Affiliated Managers Group, Goldman Sachs, and Intercontinental Exchange lagged the return of the sector as a whole.

We … expect to see a market where traditional factors such as fundamentals and valuations – rather than investment flows into a narrow segment of mega-cap companies – re-emerge as the key driver of individual stock returns.

Outlook and positioning

Our portfolio activity was in line with historical averages during the period. As has always been the case, we avoided wholesale changes and made moves on a stock-by-stock basis, selling stocks that had reached our price target or where the fundamental stories had changed, and adding those that appeared undervalued relative to their growth prospects. Mallinckrodt, Microsoft, and CVS were the three largest additions to the Fund’s portfolio during the past 12 months. At the close of the period, our bottom-up process resulted in the Fund holding its largest overweight positions in the healthcare and technology sectors, and its most substantial underweights in industrials and materials. Broadly speaking, the Fund is tilted toward companies whose businesses are more closely tied to the domestic economy and less exposed to the more challenging conditions overseas

We hold an optimistic outlook for the broader market, believing the backdrop of steady U.S. economic growth, stable corporate earnings, and low interest rates provides a favorable foundation for performance – albeit, perhaps, with a more normalized return environment than what has been in place for the past two years. We also expect to see a market where traditional factors such as fundamentals and valuations – rather than investment flows into a narrow segment of mega-cap companies – re-emerge as the key driver of individual stock returns. In this environment, we believe our emphasis on higher-quality growth companies will translate into improved relative performance for the Fund.

Thank you for your confidence in Oak Ridge Investments.

Sincerely,

David Klaskin
Lead portfolio manager

The views in this letter were as of December 12, 2014 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. The fund is a newly organized series of an open-end investment company with a limited history of operations. Please see the prospectus for a more complete discussion of the fund's risks.

The Russell 1000 Growth Index measures the performance of large cap U.S. growth stocks.

Oak Ridge Large Cap Growth Fund
FUND PERFORMANCE at November 30, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund) with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index during the periods shown. Results include the reinvestment of all dividends and capital gains.

The Russell 1000 Growth Index measures the performance of U.S. large cap growth stocks. The S&P 500 Index represents a broad measure of the U.S. stock market. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of November 30, 2014	1 Year	5 Years	10 Years	Since Inception*
Before deducting maximum sales charge
Class A¹	12.36%	12.24%	5.78%	4.31%
Class C²	11.33%	11.25%	4.87%	3.46%
Class Y	12.49%	12.40%	6.01%	4.46%
After deducting maximum sales charge
Class A¹	5.90%	10.92%	5.16%	3.92%
Class C²	10.33%	11.25%	4.87%	3.46%
Russell 1000 Growth Index	17.50%	16.77%	9.02%	3.98%
S&P 500 Index	16.86%	15.96%	8.06%	5.27%

*	Class A and Class C shares commenced operations on March 1, 1999, and Class Y shares commenced operations on August 10, 2004.
[1]	No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
[2]	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of purchase.

The Fund acquired the assets and liabilities of the Pioneer Oak Ridge Large Cap Growth Fund (the “Predecessor Fund”) on October 17, 2014. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the period prior to October 17, 2014, reflect the performance of the Predecessor Fund.

Oak Ridge Large Cap Growth Fund
FUND PERFORMANCE at November 30, 2014 (Unaudited)

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Gross and net expense ratios for Class A shares were 1.52% and 1.20% respectively, for Class C shares were 2.20% and 2.10% respectively, and for Class Y shares were 1.17% and 1.17% respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor’s contractual agreement to waive its fees and/or pay for operating expenses is in effect until October 17, 2016. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge Large Cap Growth Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2014

Number of Shares		Value

	COMMON STOCKS – 97.6%
	CONSUMER DISCRETIONARY – 17.6%
2,866	Amazon.com, Inc.*	$970,542
19,770	Home Depot, Inc.	1,965,138
47,082	LKQ Corp.*	1,367,732
20,470	Marriott International, Inc. - Class A	1,612,831
19,000	Michael Kors Holdings Ltd.*1	1,457,490
8,245	O'Reilly Automotive, Inc.*	1,506,691
1,120	Priceline Group, Inc.*	1,299,413
10,270	Starbucks Corp.	834,027
28,990	TJX Cos., Inc.	1,917,979
16,205	VF Corp.	1,218,130
		14,149,973
	CONSUMER STAPLES – 10.0%
19,770	Church & Dwight Co., Inc.	1,516,557
23,963	CVS Health Corp.	2,189,259
13,970	Mead Johnson Nutrition Co.	1,450,645
26,825	Mondelez International, Inc. - Class A	1,051,540
18,095	PepsiCo, Inc.	1,811,309
		8,019,310
	ENERGY – 4.8%
6,355	Concho Resources, Inc.*	605,314
15,160	EOG Resources, Inc.	1,314,675
24,660	Kinder Morgan, Inc.	1,019,691
11,035	Schlumberger Ltd.[1]	948,458
		3,888,138
	FINANCIALS – 8.7%
7,615	Affiliated Managers Group, Inc.*	1,550,338
6,285	Goldman Sachs Group, Inc.	1,184,157
6,985	Intercontinental Exchange, Inc.	1,578,540
10,270	Visa, Inc. - Class A	2,651,611
		6,964,646
	HEALTH CARE – 19.9%
4,680	Alexion Pharmaceuticals, Inc.*	912,132
23,680	Cardinal Health, Inc.	1,946,259
29,270	Celgene Corp.*	3,327,706
30,735	Cerner Corp.*	1,979,334
15,855	Gilead Sciences, Inc.*	1,590,574
23,750	Johnson & Johnson	2,570,937
21,585	Mallinckrodt PLC*1	1,990,569
5,170	Perrigo Co. PLC[1]	828,182
6,425	Pharmacyclics, Inc.*	895,581
		16,041,274

Oak Ridge Large Cap Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS – 9.4%
36,672	AMETEK, Inc.	$1,868,805
14,880	Danaher Corp.	1,243,373
19,770	Flowserve Corp.	1,163,860
17,672	Illinois Tool Works, Inc.	1,677,603
14,950	United Technologies Corp.	1,645,696
		7,599,337
	MATERIALS – 2.1%
15,300	Ecolab, Inc.	1,666,935

	TECHNOLOGY – 25.1%
46,665	Apple, Inc.	5,549,869
20,190	Check Point Software Technologies Ltd.*1	1,560,889
23,610	Citrix Systems, Inc.*	1,565,579
16,205	Cognizant Technology Solutions Corp. - Class A*	874,908
34,650	EMC Corp.	1,051,628
21,725	Gartner, Inc.*	1,857,053
4,400	Google, Inc. - Class A*	2,415,952
910	Google, Inc. - Class C*	493,065
22,005	Intel Corp.	819,686
42,125	Microsoft Corp.	2,013,996
27,940	QUALCOMM, Inc.	2,036,826
		20,239,451
	TOTAL COMMON STOCKS (Cost $47,898,063)	78,569,064

	SHORT-TERM INVESTMENTS – 2.6%
2,072,078	Fidelity Institutional Government Portfolio, 0.01%[2]	2,072,078

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,072,078)	2,072,078

	TOTAL INVESTMENTS – 100.2% (Cost $49,970,141)	80,641,142
	Liabilities in Excess of Other Assets – (0.2)%	(165,869)

	TOTAL NET ASSETS – 100.0%	$80,475,273

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
SUMMARY OF INVESTMENTS
As of November 30, 2014

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	25.1%
Health Care	19.9%
Consumer Discretionary	17.6%
Consumer Staples	10.0%
Industrials	9.4%
Financials	8.7%
Energy	4.8%
Materials	2.1%
Total Common Stocks	97.6%
Short-Term Investments	2.6%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2014

Assets:
Investments, at value (cost $49,970,141)	$80,641,142
Receivables:
Fund shares sold	1,212
Dividends and interest	80,437
Prepaid expenses	66,184
Prepaid offering costs	18,779
Total assets	80,807,754

Liabilities:
Payables:
Fund shares redeemed	102,970
Advisory fees	32,145
Distribution fees (Note 7)	25,218
Transfer agent fees and expenses	56,798
Auditing fees	23,428
Fund accounting fees	5,312
Trustees' fees and expenses	1,906
Custody fees	1,169
Administration fees	967
Chief Compliance Officer fees	497
Accrued other expenses	82,071
Total liabilities	332,481

Net Assets	$80,475,273

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$104,466,135
Accumulated net investment loss	(368,079)
Accumulated net realized loss on investments	(54,293,784)
Net unrealized appreciation on investments	30,671,001
Net Assets	$80,475,273

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$44,741,747
Shares of beneficial interest issued and outstanding	2,288,776
Redemption price*	$19.55
Maximum sales charge (5.75% of offering price)**	1.19
Maximum offering price to public	$20.74

Class C Shares:
Net assets applicable to shares outstanding	$19,527,103
Shares of beneficial interest issued and outstanding	1,091,356
Redemption price***	$17.89

Class Y Shares:
Net assets applicable to shares outstanding	$16,206,423
Shares of beneficial interest issued and outstanding	814,272
Redemption price	$19.90

*	No sales charge applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
**	On sales of $50,000 or more, the sales charge will be reduced.
***	A Contingent Deferred Sales Charge ("CDSC") of 1% will be charged on share purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2014

Investment Income:
Dividends	$881,788
Interest	481
Total investment income	882,269

Expenses:
Advisory fees	673,862
Transfer agent fees and expenses	229,965
Distribution fees (Note 7)	373,755
Registration fees	65,599
Administration fees	49,421
Shareholder reporting fees	34,592
Auditing fees	23,247
Legal fees	13,710
Trustees' fees and expenses	7,148
Miscellaneous	5,576
Custody fees	5,501
Fund accounting fees	5,312
Interest expense	4,145
Offering costs	2,555
Insurance fees	1,082
Chief Compliance Officer fees	497

Total expenses	1,495,967
Advisory fees waived	(211,347)
Net expenses	1,284,620
Net investment loss	(402,351)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	18,376,312
Net change in unrealized appreciation/depreciation on investments	(8,564,335)
Net realized and unrealized gain on investments	9,811,977

Net Increase in Net Assets from Operations	$9,409,626

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended		For the Year Ended
	November 30, 2014		November 30, 2013

Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(402,351)		$(387,990)
Net realized gain on investments	18,376,312		8,350,844
Net change in unrealized appreciation/depreciation on investments	(8,564,335)		14,706,206
Net increase in net assets resulting from operations	9,409,626		22,669,060

Capital Transactions:
Net proceeds from shares sold:
Class A	4,397,176	[1]	6,717,240
Class B	32,050	[1]	62,939
Class C	2,582,353	[1]	3,015,205
Class R	285,253	[1]	227,836
Class Y	4,236,745	[1]	913,794
Cost of shares redeemed:
Class A	(24,111,531)	[1]	(11,936,687)
Class B	(1,279,892)	[1]	(2,093,400)
Class C	(8,261,718)	[1]	(4,366,662)
Class R	(353,403)	[1]	(435,165)
Class Y	(2,603,383)	[1]	(4,311,398)
Net decrease in net assets from capital transactions	(25,076,350)		(12,206,298)

Total increase (decrease) in net assets	(15,666,724)		10,462,762

Net Assets:
Beginning of period	96,141,997		85,679,235
End of period	$80,475,273		$96,141,997

Accumulated net investment loss	$(368,079)		$-

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS - Continued

Capital Share Transactions:
Shares sold:
Class A	369,939	[1]	441,666
Class B	2,012	[1]	4,298
Class C	158,372	[1]	214,396
Class R	16,735	[1]	15,827
Class Y	226,845	[1]	59,515
Shares redeemed:
Class A	(1,340,721)	[1]	(796,255)
Class B	(143,340)	[1]	(152,445)
Class C	(502,368)	[1]	(318,327)
Class R	(87,193)	[1]	(29,705)
Class Y	(143,675)	[1]	(282,165)
Net decrease in capital share transactions	(1,443,394)		(843,195)

[1]	With the Plan of Reorganization with respect to Pioneer Oak Ridge Large Cap Growth Fund, Class A, B and R shareholders received Class A shares of the Acquiring Fund, Class C and Class Y shareholders received Class C and Class Y shares of the Acquiring Fund, respectively, effective as of the close of business on October 17, 2014. See Note 3 in the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class A*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2014**		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012		For the Year Ended November 30, 2011		For the Year Ended November 30, 2010
Net asset value, beginning of period	$17.40		$13.46	$12.02		$11.59		$10.98
Income from Investment Operations:
Net investment loss	(0.05)	[1]	(0.03)	(0.03)		(0.03)		-	[2]
Net realized and unrealized gain on investments	2.20		3.97	1.47		0.46		0.62
Total from investment operations	2.15		3.94	1.44		0.43		0.62

Less Distributions:
From net investment income	-		-	-		-		(0.01)

Net asset value, end of period	$19.55		$17.40	$13.46		$12.02		$11.59

Total return[3]	12.36%		29.27%	11.98%	[5]	3.71%	[4]	5.62%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$44,742		$56,708	$48,629		$50,370		$81,235

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.59%		1.54%	1.63%		1.55%		1.50%
After fees waived and expenses absorbed	1.23%		1.20%	1.20%		1.20%		1.20%
Ratio of net investment income (loss) to average net assets (including interest expense):			.
Before fees waived and expenses absorbed	(0.61)%		(0.54)%	(0.67)%		(0.56)%		(0.30)%
After fees waived and expenses absorbed	(0.25)%		(0.20)%	(0.24)%		(0.21)%		0.01%

Portfolio turnover rate	29%		16%	25%		37%		31%

*	Financial information from December 1, 2009 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.
**	In connection with the reorganization of the Pioneer Oak Ridge Large Cap Growth Fund into Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014, Class B and Class R per share amounts are included with Class A per share amounts to properly reflect the historic performance of the fund. See Note 3 in the accompanying Notes to Financial Statements.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $500,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 3.56%.
[5]	If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 11.57%.

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class C*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2014		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012		For the Year Ended November 30, 2011		For the Year Ended November 30, 2010
Net asset value, beginning of period	$16.07		$12.54	$11.30		$11.00		$10.50
Income from Investment Operations:
Net investment loss	(0.18)	[1]	(0.16)	(0.15)		(0.14)		(0.10)
Net realized and unrealized gain on investments	2.00		3.69	1.39		0.44		0.60
Total from investment operations	1.82		3.53	1.24		0.30		0.50

Net asset value, end of period	$17.89		$16.07	$12.54		$11.30		$11.00

Total return[2]	11.33%		28.15%	10.97%	[4]	2.73%	[3]	4.76%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,527		$23,060	$19,298		$19,692		$25,199

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	2.19%		2.24%	2.30%		2.27%		2.24%
After fees waived and expenses absorbed	2.10%		2.10%	2.10%		2.10%		2.10%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(1.21)%		(1.24)%	(1.34)%		(1.28)%		(1.03)%
After fees waived and expenses absorbed	(1.12)%		(1.10)%	(1.14)%		(1.10)%		(0.90)%

Portfolio turnover rate	29%		16%	25%		37%		31%

*	Financial information from December 1, 2009 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 2.39%.
[4]	If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 10.58%.

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class Y*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended		For the Year Ended	For the Year Ended		For the Year Ended		For the Year Ended
	November 30, 2014		November 30, 2013	November 30, 2012		November 30, 2011		November 30, 2010
Net asset value, beginning of period	$17.69		$13.68	$12.21		$11.75		$11.12
Income from Investment Operations:
Net investment income (loss)	(0.02)	[1]	(0.03)	(0.02)		-	[2]	0.03
Net realized and unrealized gain on investments	2.23		4.04	1.49		0.46		0.63
Total from investment operations	2.21		4.01	1.47		0.46		0.66

Less Distributions:
From net investment income	-		-	-		-		(0.03)

Net asset value, end of period	$19.90		$17.69	$13.68		$12.21		$11.75

Total return[3]	12.49%		29.31%	12.04%	[5]	3.91%	[4]	5.93%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,206		$12,934	$13,046		$16,385		$46,323

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.09%		1.17%	1.11%		0.97%		0.94%
After fees waived and expenses absorbed	1.09%		1.17%	1.11%		0.97%		0.94%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed	(0.10)%		(0.17)%	(0.15)%		0.01%		0.26%
After fees waived and expenses absorbed	(0.10)%		(0.17)%	(0.15)%		0.01%		0.26%

Portfolio turnover rate	29%		16%	25%		37%		31%

*	Financial information from December 1, 2009 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 3.56%.
[5]	If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 11.65%.

See accompanying Notes to Financial Statements.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2014

Note 1 – Organization
Oak Ridge Small Cap Growth Fund (“Small Cap Growth” or “Small Cap Growth Fund”) and Oak Ridge Large Cap Growth Fund (“Large Cap Growth” or “Large Cap Growth Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Small Cap Growth Fund’s primary investment objective is to seek capital appreciation. The Small Cap Growth Fund (the “Successor Fund”) acquired the assets and liabilities of the Pioneer Oak Ridge Small Cap Growth Fund (the “Predecessor Fund”) on October 17, 2014. With respect to Pioneer Oak Ridge Small Cap Growth Fund, Class A, B and R shareholders received Class A shares of the Successor Fund, Class C shareholders received Class C shares of the Successor Fund, Class K shareholders received Class K shares of the Successor Fund, and Class Y shareholders received Class Y shares of the Successor Fund. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund and accordingly, certain financial history of the Predecessor Fund is included in these financial statements.

The Large Cap Growth Fund’s primary investment objective is to seek capital appreciation. The Large Cap Growth Fund (the “Successor Fund”) acquired the assets and liabilities of the Pioneer Oak Ridge Large Cap Growth Fund (the “Predecessor Fund”) on October 17, 2014. With respect to Pioneer Oak Ridge Large Cap Growth Fund, Class A, B and R shareholders received Class A shares of the Successor Fund, Class C shareholders received Class C shares of the Successor Fund, and Class Y shareholders received Class Y shares of the Successor Fund. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund and accordingly, certain financial history of the Predecessor Fund is included in these financial statements.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Small Cap Growth Fund and Large Cap Growth Fund each incurred offering costs of approximately $21,700, which are being amortized over a one-year period from October 17, 2014 (Plan of Reorganization).

Prior to the close of business on October 17, 2014, each of the Predecessor Fund participated in a committed, unsecured revolving line of credit facility used solely for temporary or emergency purposes. The Funds pays an annual commitment fee to participate in the credit facility. Commitment fees incurred by the Predecessor Funds during the period December 1, 2013 through October 17, 2014 are reported as “Interest Expenses” on the Statement of Operations. The Predecessor Funds had no borrowings under the credit facility during such period.

(c) Federal Income Taxes
Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended November 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

(d) Distributions to Shareholders
The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Reorganization Information
On September 30, 2014, beneficial owners of the Pioneer Oak Ridge Small Cap Growth Fund and Pioneer Oak Ridge Large Cap Growth Fund, each a series of Pioneer Series Trust I, a Delaware statutory trust (the “Pioneer Trust”) approved a proposed Agreement and Plan of Reorganization that provided for the reorganization into the Small Cap Growth Fund and Large Cap Growth Fund, respectively, as detailed below. The Plan of Reorganization was approved by the Trust’s Board on May 20, 2014 and by the Pioneer Trust Board on May 27, 2014. This tax-free reorganization was accomplished on October 17, 2014 (the “Closing Date”), by exchanging the assets and liabilities of the Pioneer Oak Ridge Small Cap Growth Fund and Pioneer Oak Ridge Large Cap Growth Fund for shares of the Small Cap Growth Fund and Large Cap Growth Fund, respectively. Class A, B and R shareholders received Class A shares of the corresponding Successor Fund. Class C, Class K and Class Y shareholders received Class C, Class K and Class Y shares of the corresponding Successor Fund, respectively. The following details of the reorganization as of the Closing Date:

	Pioneer Oak Ridge Small Cap Growth Fund			Small Cap Growth Fund
Exchange per Class:	Shares		Amount	Shares		Amount
Class A	11,772,220		$441,977,460	11,933,693	*	$448,039,810	*
Class B	77,777	*	2,609,869	-		-
Class C	2,930,895		91,501,958	2,930,895		91,501,958
Class K	2,054,817		77,877,195	2,054,817		77,877,195
Class R	92,409	*	3,452,481	-		-
Class Y	38,469,782		1,470,383,380	38,469,782		1,470,383,380
Net Assets			$2,087,802,343			$2,087,802,343

*
Class B and Class R shares of the Pioneer Oak Ridge Small Cap Growth Fund were exchanged for 161,473 shares of Class A of the Small Cap Growth Fund (69,515 shares Class B and 91,958 shares Class R) (valued at $6,062,350).

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

	Pioneer Oak Ridge Large Cap Growth Fund			Large Cap Growth Fund
Exchange per Class:	Shares		Amount	Shares		Amount
Class A	2,479,758		$43,827,593	2,602,640	*	$45,999,411	*
Class B	64,482	*	1,037,997	-		-
Class C	1,295,138		20,971,577	1,295,138		20,971,577
Class R	66,641	*	1,133,821	-		-
Class Y	811,464		14,599,659	811,464		14,599,659
Net Assets			$81,570,647			$81,570,647

*	Class B and Class R shares of the Pioneer Oak Ridge Large Cap Growth Fund were exchanged for 122,882 shares of Class A of the Small Cap Growth Fund (58,730 shares Class B and 64,152 shares Class R) (valued at $2,171,818).

The Pioneer Oak Ridge Small Cap Growth Fund and the Pioneer Oak Ridge Large Cap Growth Fund’s net assets on conversion date included $510,703,113 and $26,868,745 of unrealized appreciation and $152,508,507 and $14,290,543 of accumulated gain (loss), respectively. The cost basis of the investments received from the Predecessor Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 4 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Oak Ridge Investments, LLC (the “Advisor” or “Oak Ridge”). Under the terms of the Agreement, the Small Cap Growth Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.85% on the first $1 billion and 0.80% thereafter of the Fund’s average daily net assets. The Large Cap Growth Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.75% on the first $1 billion and 0.70% thereafter of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.40%, 2.30%, 0.92% and 1.05% of the average daily net assets of Class A, Class C, Class K and Class Y shares, respectively, of the Small Cap Growth Fund, and do not exceed 1.20%, 2.10% and1.17% of the average daily net assets of Class A, Class C and Class Y shares, respectively, of the Large Cap Growth Fund. These agreements are effective until October 17, 2016, and may be terminated by the Trust’s Board of Trustees.

Prior to the close of business on October 17, 2014, investment advisory services were provided to the Predecessor Funds by Pioneer Investment Management, Inc. (the “Previous Advisor”), which received investment management fees for their services pursuant to the terms of the investment advisory agreements for each of the Predecessor Funds. The investment advisory fees, which were computed daily and paid monthly, were payable at the following annual rates for the Predecessor Funds, calculated as a percentage of each particular Fund’s average daily net assets: Small Cap Growth Fund, 0.85% up to $1 billion and 0.80% on assets over $1 billion; and Large Cap Growth Fund, 0.75% up to $1 billion and 0.70% on assets over $1 billion. Prior to the close of business on October 17, 2014, Oak Ridge served as sub-advisor to the Predecessor Funds. The Previous Advisor paid a portion of the fee it receives from the Funds to Oak Ridge as compensation for subadvisory services to the Funds.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

The Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Funds for a period of three fiscal years following the fiscal year in which such reimbursements occurred. The Advisor may recapture all or a portion of this amount no later than November 30, of the years stated below:

	Small Cap Growth Fund	Large Cap Growth Fund
2017	$10,817	$23,454

From December 1, 2013 to the close of business on October 17, 2014, the Previous Advisor contractually agreed to waive a portion of its fees in amounts necessary to limit the Predecessor Funds’ operating expenses to an annual rate (as a percentage of the average daily net assets) as follows:

	Predecessor Fund (Pioneer Oak Ridge Small Cap Growth Fund)	Predecessor Fund (Pioneer Oak Ridge Large Cap Growth Fund)
Class A	1.40%	1.20%
Class B	2.30%	2.10%
Class C	2.30%	2.10%
Class R	1.60%	1.45%

Class K and Class Y shares did not have an expense limitation.

The Previous Advisor waived $6,544 and $187,893 of its fees in the Small Cap Growth Fund and Large Cap Growth Fund, respectively, during the period December 1, 2013 through October 17, 2014

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Prior to the close of business on October 17, 2014, the Previous Advisor served as the Predecessor Funds’ administrator, performing certain accounting, administration and legal services for the Predecessor Funds. The Small Cap Growth Fund and the Large Cap Growth Fund reimbursed the Previous Advisor $443,071 and $19,087, respectively, for administrative services and costs, including accounting, regulatory reporting and insurance premiums for the period December 1, 2013 through October 17, 2014. Prior to October 17, 2014, Brown Brothers Harriman & Co., served as the Predecessor Funds’ custodian and sub-administrator.

Prior to the close of business on October 17, 2014, Pioneer Investment Management Shareholder Services, Inc. (“PIMSS”) served as the Predecessor Funds’ transfer agent and Pioneer Funds Distributor, Inc. (“PFD”), each an affiliate of the Previous Advisor, served as the Predecessor Funds’ distributor and principal underwriter.

PFD received $56,692 and $5,722 in underwriting commissions on the sale of the Pioneer Oak Ridge Small Cap Growth Fund and Pioneer Oak Ridge Large Cap Growth Fund’s Class A shares, respectively, during the period December 1, 2013 through October 17, 2014.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

During the period December 1, 2013 through October 17, 2014, the Predecessor Funds paid transfer agent fees and reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as statement mailings, outgoing phone calls and omnibus relationship contracts as follows:

	Transfer agent fees paid to PIMSS	Out-of-Pocket expenses paid to PIMSS
Predecessor Fund (Pioneer Oak Ridge Small Cap Growth Fund)	$287,872	$2,650,790
Predecessor Fund (Pioneer Oak Ridge Large Cap Growth Fund)	95,203	109,644

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended November 30, 2014, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to the close of business on October 17, 2014, an officer of the Previous Advisor served as the Pioneer Trust’s Chief Compliance Officer and each Predecessor Fund paid a portion of the chief compliance officer’s compensation. The Funds’ allocated fees incurred for CCO services for the periods ended November 30, 2014, are reported on the Statement of Operations.

Note 5 – Federal Income Taxes
At November 30, 2014, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Small Cap Growth Fund	Large Cap Growth Fund
Cost of investments	$1,538,902,793	$50,072,624

Gross unrealized appreciation	$817,009,265	$31,567,566
Gross unrealized depreciation	(109,631,592)	(999,048)
Net unrealized appreciation on investments	$707,377,673	$30,568,518

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Small Cap Growth Fund	$12,771,560	$17,094,009	$(29,865,569)
Large Cap Growth Fund	(34,272)	34,272	-

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

As of November 30, 2014, the components of accumulated earnings (deficit) on a tax basis for the Funds were as follows:

	Small Cap Growth Fund	Large Cap Growth Fund
Undistributed ordinary income	$10,731,400	$-
Undistributed long-term capital gains	117,725,878	-
Accumulated earnings	128,457,278	-

Accumulated capital and other losses	(679,621)	(54,559,380)
Unrealized appreciation on investments	707,377,673	30,568,518
Total accumulated earnings (deficit)	$835,155,330	$(23,990,862)

The tax character of the distributions paid during the fiscal year ended November 30, 2014 and 2013, were as follows:

	Small Cap Growth Fund		Large Cap Growth Fund
Distributions paid from:	2014	2013	2014	2013
Ordinary income	$-	$-	$-	$-
Net long-term capital gains	-	96,184,326	-	-
Total distributions paid	$-	$96,184,326	$-	$-

As of November 30, 2014, the Funds had accumulated capital loss carryforwards as follows:

	Small Cap Growth Fund	Large Cap Growth Fund
For losses expiring November 30,
2017	$-	$54,191,301
2018	-	-
2019	-	-
	$-	$54,191,301

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. During the year ended November 30, 2014 the Large Cap Growth Fund utilized $18,369,313 of its capital loss carryforward.

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. As of November 30, 2014, the Small Cap Growth Fund had $679,621 of post-October losses, which are deferred until December 1, 2014 for tax purposes.

As of November 30, 2014, the Large Cap Growth Fund had $368,079 of qualified late-year ordinary losses which are deferred until fiscal year 2015 for tax purposes. Net late-year losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

Note 6 – Investment Transactions
For the year ended November 30, 2014, purchases and sales of investments were as follows:

	Purchases	Sales
Small Cap Growth Fund	$620,615,121	$466,962,739
Large Cap Growth Fund	25,240,083	49,145,798

Note 7 – Distribution Plan
The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees for the sale and distribution of its Class A and Class C shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares and 1.00% of average daily net assets attributable to Class C shares.

Prior to the close of business on October 17, 2014, each of the Predecessor Funds adopted a distribution plan pursuant to Rule 12b-1 with respect to Class A, Class B, Class C, and Class R shares. Pursuant to the Plan, each Fund paid PFD 0.25%, 1.00%, 1.00%, and 0.50% of average daily net assets attributable to Class A, Class B, Class C, and Class R shares, respectively.

For the period December 1, 2013 through October 17, 2014, the Funds paid PFD the following distribution fees under the Predecessor Funds’ distribution plan:

	Predecessor Fund (Pioneer Oak Ridge Small Cap Growth Fund)	Predecessor Fund (Pioneer Oak Ridge Large Cap Growth Fund)
Class A	$1,225,412	$116,109
Class B	31,527	14,082
Class C	885,743	201,316
Class R	11,083	5,375

For the year ended November 30, 2014, distribution fees incurred with respect to Class A and Class C shares were as follows:

	Small Cap Growth Fund	Large Cap Growth Fund
Class A	$1,409,835	$148,965
Class C	996,994	224,790

Note 8 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2014, in valuing the Funds’ assets carried at fair value:

Small Cap Growth Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$2,194,165,039	$-	$-	$2,194,165,039
Short-Term Investments	52,115,427	-	-	52,115,427
Total	$2,246,280,466	$-	$-	$2,246,280,466

Large Cap Growth Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$78,569,064	$-	$-	$78,569,064
Short-Term Investments	2,072,078	-	-	2,072,078
Total	$80,641,142	$-	$-	$80,641,142

*	The Fund did not hold any Level 2 or Level 3 securities at period end.
[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

Note 10 – Investments in Affiliated Issuers
An affiliated issuer is an entity in which the Fund has ownership of a least 5% of the voting securities or any investment in an Oak Ridge Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of November 30, 2014 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Fund/Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Unrealized Appreciation (Depreciation)	Value End of Period	Dividends Credited to Income	Net Realized Gain (Loss)
Small Cap Growth Fund
Seachange International, Inc.	$20,453,809	$4,504,654	$-	$(13,230,155)	$11,728,308	$-	$-

Fund/Security Description	Shares Beginning of Period	Purchases	Sales	Shares End of Period
Small Cap Growth Fund
Seachange International, Inc.	1,378,289	369,596	-	1,747,885

Note 11 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

The Small Cap Growth Fund declared the payment of a distribution to be paid, on December 15, 2014, to shareholders of record on December 12, 2014 as follows:

	Long Term Capital Gain	Short Term Capital Gain	Income
Class A Shares:	$2.4049	$0.19777	$0.0000
Class C Shares:	2.4049	0.19777	0.0000
Class K Shares:	2.4049	0.19777	0.0000
Class Y Shares:	2.4049	0.19777	0.0000

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the Oak Ridge Large Cap Growth Fund and Oak Ridge Small Cap Growth Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2014, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year ended November 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statements of changes in net assets for the year ended November 30, 2013, and the financial highlights for each of the four years in the period ended November 30, 2013, and in their report, dated January 24, 2014, they expressed an unqualified opinion on those financial statements and financial highlights

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oak Ridge Large Cap Growth Fund and Oak Ridge Small Cap Growth Fund as of November 30, 2014, and the results of their operations, the changes in their net assets, and their financial highlights for the year ended November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2015

Oak Ridge Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in each Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 551-5521. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	76	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	76	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	76	None.
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	76	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	76	Investment Managers Series Trust II, a registered investment company.

Oak Ridge Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Oak Ridge Large Cap Growth Fund and Oak Ridge Small Cap Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on June 18-19, 2014, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Oak Ridge Investments, LLC (the “Investment Advisor”) with respect to the Oak Ridge Large Cap Growth Fund (the “Large Cap Fund”) and Oak Ridge Small Cap Growth Fund (the “Small Cap Fund”) series of the Trust for an initial two-year term, in connection with the proposed reorganization of corresponding series of Pioneer Series Trust I (the “Predecessor Funds”) into the Funds (the “Reorganization”). In approving the Advisory Agreement, the Board, including the Independent Trustees, determined that such approval is in the best interests of each Fund and its shareholders.

Background
In advance of the meeting, the Board received information about each Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Funds; information included in the Funds’ initial registration statement filing regarding the performance of each Predecessor Fund compared with returns of its benchmark index for the one-, five- and ten-year and since inception periods ended December 31, 2013; reports comparing the investment advisory fees and total expenses of each Fund to those of a group of comparable funds selected by Morningstar, Inc. (each an “Expense Peer Group”) from its relevant fund universe (each an “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year with respect to the Investment Advisor at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the Funds’ initial registration statement filing regarding the performance of each Predecessor Fund. The Board noted that the materials they reviewed indicated the following:

•	The Class A shares of the Pioneer Oak Ridge Large Cap Growth Fund (the predecessor to the Large Cap Fund) had outperformed the Russell 1000 Growth Index for the period since inception (March 1999) through December 31, 2013, but had underperformed the S&P 500 Index for that period by 118 basis points, and had underperformed both measures for the one-year period (by 776 basis points or less), five-year period (by 560 basis points or less), and ten-year period (by 284 basis points or less).
•	The Pioneer Oak Ridge Small Cap Growth Fund (the predecessor to the Small Cap Fund), which commenced in January 1994, had outperformed the Russell 2000 Index and Russell 2000 Growth Index for the ten-year and since inception periods ended December 31, 2013, but had underperformed those measures for the one-year period (by 1,232 basis points or less) and the five-year period (by 369 basis points or less).

Oak Ridge Large Cap Growth Fund and Oak Ridge Small Cap Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

The Board noted its familiarity with the Investment Advisor as the investment advisor of two other series of the Trust, and considered the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the Funds. In addition the Board considered the overall quality of the organization and operations, and the compliance structure and compliance procedures, of the Investment Advisor. The Board and the Independent Trustees concluded that based on the various factors they had reviewed the Investment Advisor would have the capabilities, resources and personnel necessary to manage each Fund and that the Investment Advisor would provide the Fund with a reasonable potential for good investment results.

Advisory Fee and Expense Ratio
The Board reviewed the Funds’ proposed advisory fees and total expenses. The Board noted that the proposed advisory fee for each Fund was the same as the advisory fee for the corresponding Predecessor Fund, and that the Investment Advisor had contractually agreed to maintain the expense limits with respect to each Fund’s Class A and Class C shares at the same levels as the expense caps of the corresponding Predecessor Fund for a period of two years from the date of the Reorganization. The Board noted that although the Class Y and Class K shares of the Predecessor Funds were not subject to expense caps, the Investment Advisor had agreed to cap the total expenses of those classes of the new Funds at the same or slightly higher levels than the current expenses of those classes of the Predecessor Funds.

With respect to the advisory fees and expenses to be paid by the Funds, the Trustees observed the meeting materials indicated as follows:

•	The advisory fee proposed to be paid by the Large Cap Fund (gross of fee waivers) was ten basis points higher than the median of the funds in its Expense Peer Group and five basis points higher than the median of funds in the Large Growth Expense Universe. The Board noted, however, that the Investment Advisor anticipated waiving a significant portion of its advisory fee with respect to the Fund in the first year of its operations. The Board also noted that at the Fund’s expected asset level the proposed advisory fee for the Fund was higher than the Investment Advisor’s standard fee schedule for institutional accounts managed using its large cap strategy, but that the Investment Advisor would oversee the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s other clients, and that the Investment Advisor had contractually agreed to limit the Fund’s expenses. The Board observed that the proposed total expenses of the Large Cap Fund (net of fee waivers) were higher than the medians of the funds in its Expense Peer Group and Expense Universe by 22 basis points and 30 basis points, respectively. The Board noted, however, that the asset size of the Fund was significantly lower than the average asset size of funds in the Expense Universe.
•	The advisory fee proposed to be paid by the Small Cap Fund (gross of fee waivers) was six basis points higher than the median of the funds in its Expense Peer Group and less than one basis point higher than the median of funds in the Small Growth Expense Universe. The Board also noted that at the Fund’s expected asset level the proposed advisory fee for the Fund was higher than the Investment Advisor’s standard fee schedule for institutional accounts managed using its small-mid cap strategy, but that the Investment Advisor would oversee the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s other clients, and that the Investment Advisor had contractually agreed to limit the Fund’s expenses. The Board observed that the proposed total expenses of the Small Cap Fund (net of fee waivers) were lower than the median of the funds in its Expense Universe but higher than the median of the funds in its Expense Peer Group by 12 basis points.

Oak Ridge Large Cap Growth Fund and Oak Ridge Small Cap Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement with respect to each Fund was fair and reasonable in light of the services proposed to be provided by the Investment Advisor to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to each Fund for the first year of the Fund’s operations taking into account estimated assets of $3 billion for the Small Cap Fund and $100 million for the Large Cap Fund. The Board noted that the Investment Advisor anticipated waiving a significant portion of its advisory fee with respect to the Large Cap Fund during that year, and determined that the estimated profitability with respect to each Fund was reasonable. The Board also considered the benefits to be received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds (other than investment advisory fees paid to the Investment Advisor), including research made available to it by broker-dealers providing execution services to the Funds, and the intangible benefits of its association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. They also noted that the advisory fee schedule for each Fund included a breakpoint and that therefore economies of scale would be shared by the Investment Advisor with the Funds’ shareholders.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that approval of the Advisory Agreement would be in the best interests of each Fund and its shareholders and, accordingly, approved the Advisory Agreement with respect to each Fund.

Oak Ridge Funds
EXPENSE EXAMPLES
For the Six Months Ended November 30, 2014 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A only); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Oak Ridge Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended November 30, 2014 (Unaudited)

Small Cap Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/14	11/30/14	6/1/14 – 11/30/14
Class A	Actual Performance	$1,000.00	$1,081.90	$7.34
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.02	7.11
Class C	Actual Performance	1,000.00	1,078.30	10.83
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.65	10.50
Class K	Actual Performance	1,000.00	1,084.70	4.64
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.62	4.50
Class Y	Actual Performance	1,000.00	1,083.70	5.28
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.00	5.12

*	Expenses are equal to the Fund’s annualized expense ratios of 1.41%, 2.08%, 0.89% and 1.01% for Class A, Class C, Class K and Class Y, respectively, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Large Cap Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/14	11/30/14	6/1/14 – 11/30/14
Class A	Actual Performance	$1,000.00	$1,088.50	$6.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.89	6.24
Class C	Actual Performance	1,000.00	1,082.90	10.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.52	10.62
Class Y	Actual Performance	1,000.00	1,088.60	5.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.37	5.75

*	Expenses are equal to the Fund’s annualized expense ratios of 1.23%, 2.10% and 1.14% for Class A, Class C and Class Y, respectively, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Oak Ridge Small Cap Growth Fund
Oak Ridge Large Cap Growth Fund
Each a series of Investment Managers Series Trust

Advisor
Oak Ridge Investments, LLC
10 South LaSalle Street
Chicago, Illinois 60603

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 10th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Oak Ridge Small Cap Growth Fund - Class A	ORIGX	46141P 123
Oak Ridge Small Cap Growth Fund - Class C	ORICX	46141P 131
Oak Ridge Small Cap Growth Fund - Class K	ORIKX	46141P 149
Oak Ridge Small Cap Growth Fund - Class Y	ORIYX	46141P 156
Oak Ridge Large Cap Growth Fund - Class A	ORILX	46141P 180
Oak Ridge Large Cap Growth Fund - Class C	ORLCX	46141P 172
Oak Ridge Large Cap Growth Fund - Class Y	PORYX	46141P 164

Privacy Principles of the Oak Ridge Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Oak Ridge Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (855) 551-5521 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (855) 551-5521 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Oak Ridge Funds
P.O. Box 2175
Milwaukee, Wisconsin 53201
Toll Free: (855) 551-5521

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-551-5521.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2014	FYE 11/30/2013
Audit Fees	$28,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2014	FYE 11/30/2013
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2014	FYE 11/30/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/6/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/6/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/6/2015